Income Taxes (Details)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Percentage of effective tax rate	141.60%	2.70%
Description of federal and state net operating loss carryforwards	the Company had federal and state net operating loss carryforwards of approximately $5.4 million and $5.5 million, respectively. The federal net operating loss carryforwards can be carried forward indefinitely. The state net operating loss carryforwards will expire beginning in 2040, if not utilized.
Benefit likehood percentage	50.00%